March 13, 2015

Commonwealth Bank of Australia, 599 Lexington Avenue, 17th Floor New York, NY 10022 Attn:Director, Project Finance

Ladies and Gentlemen:

Reference is made to that certain Credit Agreement, dated as of July 18, 2014 (as amended, supplemented or otherwise modified from time to time prior to the date hereof, the “Credit Agreement”), among MDW Pan LLP, as Borrower, Commonwealth Bank of Australia, as Administrative Agent, Collateral Agent, Technical Agent and Initial Lender, and the other Lenders named therein from time to time.  Capitalized terms used but not defined herein shall have the meanings ascribed to such terms in the Credit Agreement.

1.	Preliminary Statements

WHEREAS, the Borrower is currently not in satisfaction of the Cost to Complete Test and the Time to Complete Test and, if such circumstance exists for more than thirty (30) consecutive days, the Borrower will be in default of its obligations under Section 7.01(y) of the Credit Agreement;

WHEREAS, the Borrower has requested a temporary waiver of its obligations under Section 7.01(y) of the Credit Agreement (and certain other waivers and consents as set forth herein, including waivers under the Guaranty);

WHEREAS, in addition to the above, the Lenders have requested additional information and further due diligence by outside consultants with respect to the Project; and

WHEREAS, the parties hereto acknowledge that, upon receipt of the additional information and completion of the due diligence referenced above, the parties may consider negotiating an amendment to the Credit Agreement, which amendment may be substantial (it being understood that the Administrative Agent and the Lenders have not agreed to enter into any such amendment and that only a written agreement signed by the Administrative Agent and the requisite Lenders will constitute such an agreement).

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2.	Consents and Waivers

In consideration of the foregoing and in accordance with Section 15.01 of the Credit Agreement and Section 8.12 of the Guaranty, the Borrower and the Guarantors hereby request that the Administrative Agent, the Collateral Agent and the Majority Lenders evidence their approval and consent to the following by signing the signature pages for such parties attached hereto:

(a)

The covenants set forth in Section 7.01(y) of the Credit Agreement shall be waived until April 20, 2015 to the extent that the Borrower’s ability to comply with such covenants is affected by matters previously disclosed by the Borrower to the Administrative Agent in writing.  For the avoidance of doubt, (i) the foregoing waiver shall not apply with respect to matters not previously disclosed by the Borrower to the Administrative Agent in writing and (ii) any failure to satisfy the Cost to Complete Test or the Time to Complete Test following the expiration of the foregoing waiver shall continue to be subject to the thirty (30) day cure period contemplated by Section 7.01(y) of the Credit Agreement.

(b)

Notwithstanding Section 9.01(i)(ii) of the Credit Agreement or Section 7.01(a)(ii) of the Guaranty, the financing statements delivered by the Borrower and the Sponsor for Fiscal Year 2014 shall be permitted to include “going concern” or like qualifications or exceptions relating to the Borrower’s obligation to satisfy the Cost to Complete Test and Time to Complete Test and other matters disclosed by the Borrower to the Administrative Agent prior to the date hereof.

(c)

Notwithstanding clause (ii)(C) of the definition of “Risk Management Program” in the Credit Agreement and Schedule III of the Credit Agreement, discretionary diesel hedging by the Borrower currently in effect may exceed 75%, but shall not exceed 90%, of projected diesel consumption in any month, with reference to the most recent approved Financial Model.

3.	Miscellaneous

This letter shall become effective as of the date first written above only upon (a) receipt by the Borrower and the Administrative Agent of counterparts of this letter executed by the Borrower, the Guarantors, the Majority Lenders, the Collateral Agent and the Administrative Agent and (b) payment of all fees and expenses due and payable by the Loan Parties pursuant to Section 15.04 of the Credit Agreement, including any fees of legal counsel for the Agents and the Lenders to the extent the Borrower has received an invoice for such fees prior to the date hereof.

In connection with this letter, the Borrower shall pay or cause to be paid to the Administrative Agent  a waiver fee equal to US$200,000.00 (the “Waiver Fee”).  The Waiver Fee shall be earned upon the effectiveness of this letter and shall become due and payable in full on June 30, 2015.  The Borrower agrees that, once paid, the Waiver Fee will not be refundable under any circumstances.  The Waiver Fee will be paid in immediately available funds, shall not be subject to reduction by way of set-off or counterclaim, and may be shared among the Lenders and the Agents (and their respective affiliates) as the Administrative Agent may determine in its sole discretion.

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In consideration of the Administrative Agent’s and the Lenders’ willingness to enter into this letter agreement, the Borrower and each Guarantor (including in its capacity as an Equity Pledgor, as applicable) hereby release and forever discharge the Secured Parties and each of their respective affiliates, predecessors, successors and assigns, and the officers, managers, directors, employees, agents, attorneys, advisors and representatives of the foregoing (hereinafter all of the above collectively referred to as “Releasees”) from (and agrees not to sue the Releasees for) any and all claims, counterclaims, demands, damages, debts, suits, liabilities, actions and causes of action of any nature whatsoever (whether arising in contract, tort, in law or in equity or otherwise) that the Borrower, such Guarantor or any other Loan Party may have or claim to have against any of the Releasees arising under or in connection with the Loan Documents, any documents or instruments delivered pursuant thereto, the transactions governed thereby or the dealings among the Loan Parties and their Affiliates with the Releasees with respect thereto, or in any way based on or related to any of the foregoing, including any transactions contemplated by or funded with the proceeds of the foregoing, in each case based on facts, circumstances, acts or omissions occurring or in existence on or prior to the effective date hereof.

Upon the effectiveness of this letter, (a) each reference in the Credit Agreement to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Credit Agreement, and each reference in the other Loan Documents to “the Credit Agreement”, “thereunder”, “thereof” or words of like import referring to the Credit Agreement, shall mean and be a reference to the Credit Agreement, as in effect after giving effect to this letter and (b) each reference in the Guaranty to “this Agreement”, “hereunder”, “hereof” or words of like import referring to the Guaranty, and each reference in the other Loan Documents to “the Guaranty”, “thereunder”, “thereof” or words of like import referring to the Guaranty, shall mean and be a reference to the Guaranty, as in effect after giving effect to this letter.

The Credit Agreement and each of the other Loan Documents are and shall continue to be in full force and effect and, except as otherwise waived in accordance with the terms hereof, are hereby in all respects ratified and confirmed.  The execution, delivery and effectiveness of this letter shall not, except as expressly provided herein, constitute a waiver of any provision of any of the Loan Documents.

In case any provision herein or obligation hereunder shall be invalid, illegal or unenforceable in any jurisdiction, the validity, legality and enforceability of the remaining provisions or obligations, or of such provision or obligation in any other jurisdiction, shall not in any way be affected or impaired thereby.

This letter may be executed in any number of counterparts and by the different parties hereto in separate counterparts, each of which when so executed shall be deemed to be an original and all of which taken together shall constitute one and the same agreement.  Delivery of an executed counterpart of a signature page to this letter by electronic means shall be effective as delivery of a manually executed counterpart of this letter.

This letter shall be governed by, and construed in accordance with, the law of the State of New York.

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[Signature pages follow]

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MDW PAN LLP, as Borrower

By: MDW Pan Holding Corp., its Managing Partner

By:   _______________________________
Name:
Title:

GEH (U.S.) HOLDING INC.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

MDW GOLD ROCK LLP,

By: MDW-GR Holding Corp., its Managing Partner

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

MDW‑GR HOLDING CORP.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

MDW PAN HOLDING CORP.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

SFDOCS01/318028                                                                                                                                                             Midway – Waiver Letter

MIDWAY GOLD CORP.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Chief Financial Officer

MIDWAY EXPLORATION LLC,

      By: Midway Gold US Inc., its Sole Manager

By:   _______________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

MIDWAY GOLD REALTY LLC,

      By: Midway Gold US Inc., its Sole Member

By:   _______________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

MIDWAY GOLD ROCK MINE CO.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

MIDWAY GOLD US INC.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

SFDOCS01/318028                                                                                                                                                             Midway – Waiver Letter

MIDWAY PAN MINE CO.,

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

MIDWAY SERVICES COMPANY,

By:   _______________________________
Name: Bradley Blacketor
Title:   Treasurer

MINE SERVICES LLC,

      By: Midway Gold US Inc., its Sole Member

By:   _______________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

NEVADA TALON LLC,

By: Midway Gold US Inc., its Sole Member and Authorized Person

By:   _______________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

RR EXPLORATION LLC,

By: Midway Gold US Inc., its Sole Member   and Authorized Person

By:   _______________________________
Name: Bradley Blacketor
Title:   Senior Vice President & Treasurer

SFDOCS01/318028                                                                                                                                                             Midway – Waiver Letter

GEH (B.C.) HOLDING INC.,

By:   _______________________________
Name:
Title:

GOLDEN EAGLE HOLDING INC.,

By:   _______________________________
Name:
Title:

MDW MINE ULC,

By:   _______________________________
Name:
Title:

SFDOCS01/318028                                                                                                                                                             Midway – Waiver Letter

COMMONWEALTH BANK OF AUSTRALIA, as Administrative Agent, Collateral Agent and Lender

By:   _______________________________
Name:
Title:

SFDOCS01/318028                                                                                                                                                             Midway – Waiver Letter